SUPPLEMENT TO THE PROSPECTUSES
                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

The following information updates certain information in the Fund's Prospectuses, dated February 28, 2006, as supplemented.

The Credit Suisse International Focus Fund, Inc. (the "Fund") has postponed the effective date of its redemption fee (short-term trading fee) from the originally scheduled date of November 1, 2006 to March 1, 2007. Effective March 1, 2007, the Fund will impose a 2.00% redemption fee on all Classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. The postponement of the effective date will allow financial intermediaries to notify their clients of the redemption fee and set up any necessary systems and procedures to accommodate the computation and collection of the redemption fee. The Fund will continue to impose a 2.00% redemption fee on Common Class and Advisor Class shares, except those Common Class and Advisor Class shares (i) purchased by investment advisory clients of Credit Suisse or any of its affiliates; (ii) purchased by wrap fee accounts; and (iii) purchased by 401(k) plans, 403(b) plans, 457 plans or other employee or retirement plans sponsored by an employer (together, the "Exclusions"). The Exclusions will continue to be available to shareholders until March 1, 2007. For more information about the redemption fee, please see the supplement to the Fund's Prospectuses, dated October 10, 2006.

Dated: November 7, 2006                                         16-1106
                                                                for
                                                                INTFUNDS-PRO-CMN
                                                                INT-PRO-ADV
                                                                INT-PRO-LOAD
                                                                2006-055